UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2007

Commission File Number: 333-121034

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)
370 Interlocken Blvd. Suite 400, Broomfield, Colorado (Address of principal executive offices)	80021 (Zip Code)
(303) 327-1571 (Registrant’s Telephone Number, Including Area Code) 2119 Arapahoe Street, Golden, Colorado 80401 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 25, 2007, the Jayhawk Energy, Inc. (“Registrant”) entered into an Asset Purchase and Sale Agreement with Armstrong Investments Incorporated, pursuant to which the Registrant acquired certain oil, gas and mineral leases and other mineral rights and interests located in Kansas (“Kansas Property”) in exchange for $2,200,000 in cash. This brief description of the Asset Purchase and Sale Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the agreement attached to this report as Exhibit 10.2.

Concurrent with the execution of the Asset Purchase and Sale Agreement, the Registrant completed a private placement of approximately $2,882,659 (“Private Placement”). The Private Placement was completed in reliance upon that certain exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 5 of that act and Regulation S.  Specifically, the Registrant sold 2,882,659 Units at a purchase price of $1.00 per Unit, each Unit consisting of (a) one share of common stock, $.001 par value per share and (b) one warrant which will provide to the holder the right to purchase one share of the Registrant’s common stock at a purchase price of $1.00 and which shall expire two years from the date that the Registrant accepts the subscription. This brief description of the Warrant Agreement is not intended to be complete and is qualified in its entirety by reference to the form of the Warrant Agreement attached to this report as Exhibit 10.3.  Approximately 562,679 of the Units of the Private Placement were issued to Berrigan Portfolio, Inc. to repay the principal and interest accrued as of July 25, 2007, on the promissory note dated April 12, 2007 between the Registrant and Berrigan Portfolio, Inc. and 20,000 of the Units were issued to Berrigan Portfolio, Inc. to repay $20,000 that Berrigan paid on the behalf of the Registrant.

As a condition to the consummation of the transactions contemplated under the Asset Purchase and Sale Agreement and the Private Placement, Sara Preston, our former officer and director, agreed to have 56,000,000 shares of common stock of the stockholder cancelled in exchange for $20,000 and the inventory of the Registrant relating to the Registrant’s former jewelry business; Simultaneously with the closing of the Asset Purchase and Sale Agreement, the Registrant cancelled those 56,000,000 shares of common stock and returned such shares to the Registrant’s treasury.

As of July 25, 2007 and as a result of the transactions disclosed above, 36,882,659 shares of the Registrant’s common stock were issued and outstanding.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On July 25, 2007, the Registrant entered into an Asset Purchase and Sale Agreement with Armstrong Investments Incorporated, pursuant to which the Registrant acquired certain oil, gas and mineral leases and other mineral rights and interests located in Kansas (“Kansas Property”) in exchange for $2,200,000 in cash. Reference is made to the disclosure described in Item 1.01 above, which is incorporated herein by reference.

Kansas Property. The mineral leases include approximately 35,000 gross acres in Bourbon County, Kansas within the Cherokee basin, and are leased for the development of coal-bed methane and conventional oil and gas reserves. Wells within the leased area were drilled by previous operators with mud logs and cores taken to identify coal properties and gas contents.  There have been at least 11 gas bearing coals identified within the Cherokee Group from depths of 250 – 750 feet, with typical thicknesses of 1 to 4 feet, yielding total net coal thickness ranges from 20 to 38 feet.  Gas contents have been measured between 22 – 124 scf/ton.  No production tests have yet been conducted.

The acquisition of the Kansas Property is the initial step of the Registrant’s new business plan is to acquire oil and gas properties for exploration and development. The Registrant intends to engage in the exploration, acquisition, development, production and sale of natural gas, crude oil and natural gas liquids primarily from conventional reservoirs within North America.

Risk Factors. Investing in the Registrant’s common stock involves a high degree of risk. Any potential investor should carefully consider the risks and uncertainties described below before purchasing any shares of the Registrant’s common stock. The Registrant believes the risks described below may materially affect the Registrant.

The potential profitability of oil and gas ventures depends upon factors beyond our control.

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile, potentially subject to governmental fixing, pegging, controls, or any combination of these and other factors, and respond to changes in domestic, international, political, social and economic environments. Additionally, due to worldwide economic uncertainty, the availability and cost of funds for production and other expenses have become increasingly difficult, if not impossible, to project. These changes and events may materially affect our financial performance.

Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic in the event water or other deleterious substances are encountered which impair or prevent the production of oil and/or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. The marketability of oil and gas which may be acquired or discovered will be affected by numerous factors beyond our control. These factors include the proximity and capacity of oil and gas pipelines and processing equipment, market fluctuations of prices, taxes, royalties, land tenure, allowable production and environmental protection. These factors cannot be accurately predicted and the combination of these factors may result in us not receiving an adequate return on invested capital.

The oil and gas industry is highly competitive and there is no assurance that we will be successful in acquiring leases.

The oil and gas industry is intensely competitive. We compete with numerous individuals and companies, including many major oil and gas companies, which have substantially greater technical, financial and operational resources and staffs. Accordingly, there is a high degree of competition for desirable oil and gas leases, suitable properties for drilling operations and necessary drilling equipment, as well as for access to funds. We cannot predict if the necessary funds can be raised or that any projected work will be completed.

Oil and gas operations are subject to comprehensive regulation which may cause substantial delays or require capital outlays in excess of those anticipated causing an adverse effect on our company.

Oil and gas operations are subject to federal, state, and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received. Environmental standards imposed by federal or local authorities may be changed and any such changes may have material adverse effects on our activities. Moreover, compliance with such laws may cause substantial delays or require capital outlays in excess of those anticipated, thus causing an adverse effect on us. Additionally, we may be subject to liability for pollution or other environmental damages which we may elect not to insure against due to prohibitive premium costs and other reasons. To date we have not been required to spend any material amount on compliance with environmental regulations. However, we may be required to do so in future and this may affect our ability to expand or maintain our operations.

Exploration and production activities are subject to environmental regulations which may prevent or delay the commencement or continuance of our operations.

In general, our exploration and production activities are subject to federal, state and local laws and regulations relating to environmental quality and pollution control. Such laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance. Generally, environmental requirements do not appear to affect us any differently or to any greater or lesser extent than other companies in the industry.

Exploratory drilling involves many risks and we may become liable for pollution or other liabilities which may have an adverse effect on our financial position.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labor, and other risks are involved. We may become subject to liability for pollution or hazards against which we cannot adequately insure or which we may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and results of operations.

Delays in obtaining oil field equipment and increasing drilling and other service costs could adversely affect our ability to pursue our drilling program.

Due to the recent record high oil and gas prices, there is currently a high demand for and a general shortage of drilling equipment and supplies. Higher oil and natural gas prices generally stimulate increased demand and result in increased prices for drilling equipment, crews and associated supplies, equipment and services. We believe that these shortages could continue. In addition, the costs and delivery times of equipment and supplies are substantially greater now than in prior periods. Accordingly, we cannot assure you that we will be able to obtain necessary drilling equipment and supplies in a timely manner or on satisfactory terms, and we may experience shortages of, or material increases in the cost of, drilling equipment, crews and associated supplies, equipment and services in the future. Any such delays and price increases could adversely affect our ability to pursue our drilling program.

The Registrant lacks a public market exists for shares of its common stock, which may make it difficult for investors to sell their shares.

No public market currently exists for our common stock, which is eligible for quotation on the OTC Bulletin Board. The Registrant cannot guaranty that an active public market will develop or be sustained. Therefore, investors may not be able to find purchasers for their shares of common stock. Purchasers of shares of the Registrant’s common stock may not realize any return on their purchase of shares. Purchasers may lose their entire investment in the Registrant.

Item 3.02                      Unregistered Sales of Equity Securities

Concurrent with the execution of the Asset Purchase and Sale Agreement, the Registrant completed a private placement of approximately $2,882,659 (“Private Placement”). The Private Placement was completed in reliance upon that certain exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 5 of that act and Regulation S.  Specifically, the Registrant sold 2,882,659 Units at a purchase price of $1.00 per Unit, each Unit consisting of (a) one share of common stock, $.001 par value per share and (b) one warrant which will provide to the holder the right to purchase one share of the Registrant’s common stock at a purchase price of $1.00 and which shall expire two years from the date that the Registrant accepts the subscription. This brief description of the Warrant Agreement is not intended to be complete and is qualified in its entirety by reference to the form of the Warrant Agreement attached to this report as Exhibit 10.3.  Approximately 562,679 of the Units of the Private Placement were issued to Berrigan Portfolio, Inc. to repay the principal and interest accrued as of July 25, 2007, on the promissory note dated April 12, 2007, between the Registrant and Berrigan Portfolio, Inc. and 20,000 of the Units were issued to Berrigan Portfolio, Inc. to repay approximately $20,000 that Berrigan paid on the behalf of the Registrant.

No directed selling efforts in the United States were used in connection with the offering. Each of the investors has agreed to resell the common stock only pursuant to an effective resale registration statement or to an available exemption from such registration. The shares and warrant certificates contained a legend to such effect.

The Registrant agreed to prepare and file, as soon as practicable following the closing of Private Placement, a registration statement on Form SB-2 or such other form as shall be available registering the shares issued pursuant to the Private Placement.

Item 5.01                      Changes in Control of Registrant

On July 25, 2007, the Registrant entered into an Asset Purchase and Sale Agreement with Armstrong Investments Incorporated, pursuant to which the Registrant acquired certain oil, gas and mineral leases and other mineral rights and interests located in Kansas in exchange for $2,200,000 in cash, the Registrant completed the Private Placement, and Sara Preston, our former officer and director, agreed to have 56,000,000 shares of common stock of the stockholder cancelled in exchange for $20,000 and the inventory of the Registrant relating to the Registrant’s former jewelry business. Reference is also made to the disclosure described in Items 1.01, 2.01 and 3.02 above, which is incorporated herein by reference.

As of July 25, 2007 and as a result of the transactions disclosed above, 36,882,659 shares of the Registrant’s common stock were issued and outstanding.

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 25, 2007, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Lindsay Gorrill 370 Interlocken Blvd. Suite 400 Broomfield, CO 80021	4,000,000 shares, President, Secretary and director	10.85%
Common Stock	Joseph Young 370 Interlocken Blvd. Suite 400 Broomfield, CO 80021	no shares, Chief Financial Officer, director	0.00%
Common Stock	All directors and named executive officers as a group	4,000,000 shares	10.85%

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

Changes in Control.  Our management is not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-B.

Item 5.06                      Change in Shell Company Status

The material terms of the transaction by which the Registrant acquired the Kansas Property and completed the Private Placement are described in Items 1.01, 2.01, 3.02 and 5.01 above, which is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

Exhibits

Exhibit	Description
10.2	Asset Purchase and Sale Agreement dated July 25, 2007, by and among Jayhawk Energy, Inc., and Armstrong Investments Incorporated.
10.3	Form of Warrant Agreement to Purchase Shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

July 26, 2007	By:	/s/ Lindsay Gorrill
Lindsay Gorrill
President